Exhibit 4.1

EXECUTION COPY

VIACOM INC.

AND

THE BANK OF NEW YORK MELLON

Trustee

SIXTEENTH SUPPLEMENTAL INDENTURE

Dated as of August 19, 2013

To Indenture dated as of April 12, 2006

between

VIACOM INC.

and

THE BANK OF NEW YORK MELLON

Trustee

$500,000,000 2.500% Senior Notes due 2018

$1,250,000,000 4.250% Senior Notes due 2023

$1,250,000,000 5.850% Senior Debentures due 2043

SIXTEENTH SUPPLEMENTAL INDENTURE, dated as of August 19, 2013, between VIACOM INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee (the “Trustee”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee, as supplemented from time to time (as so supplemented and as supplemented hereby, the “Indenture”).

RECITALS OF THE COMPANY

WHEREAS, Section 901(5) of the Indenture permits supplements thereto without the consent of Holders of Securities to change any provisions of the Indenture with respect to a series of Securities, where there are no Securities Outstanding which are entitled to the benefit of such provision; and

WHEREAS, as contemplated by Section 301 of the Indenture, the Company intends to issue from time to time three new series of Securities consisting of 2.500% Senior Notes due 2018 (the “Senior Notes due 2018”), 4.250% Senior Notes due 2023 (the “Senior Notes due 2023,” and, together with the Senior Notes due 2018, the “Senior Notes”) and 5.850% Senior Debentures due 2043 (the “Senior Debentures due 2043” or “Senior Debentures”) under the Indenture;

NOW, THEREFORE, THIS SIXTEENTH SUPPLEMENTAL INDENTURE WITNESSETH:

For consideration, the adequacy and sufficiency of which are hereby acknowledged by the parties hereto, each party agrees as follows, for the benefit of the other party and for the equal and proportionate benefit of all Holders of the Senior Notes and Senior Debentures as follows:

SECTION 1.       For the purpose of this Sixteenth Supplemental Indenture, all terms used herein, unless otherwise defined, shall have the meaning assigned to them in the Indenture, as supplemented hereby.

SECTION 2.       For the sole benefit of the Holders of the Senior Notes and the Senior Debentures:

SECTION 2.1    The Company shall issue the Senior Notes due 2018 in an initial aggregate principal amount of $500,000,000, the Senior Notes due 2023 in an initial aggregate principal amount of $1,250,000,000 and the Senior Debentures in an initial aggregate principal amount of $1,250,000,000 on the date hereof. The forms of the Senior Notes due 2018, the Senior Notes due 2023 and the Senior Debentures are set forth in Exhibit A, Exhibit B and Exhibit C hereto, respectively. The Senior Notes due 2018, the Senior Notes due 2023 and the Senior Debentures shall include the legends set forth on the face of Exhibit A, Exhibit B and Exhibit C hereto, respectively, substantially in the form so set forth, except to the extent otherwise provided herein.

SECTION 2.2    The Senior Notes due 2018, the Senior Notes due 2023 and the Senior Debentures shall each be issued initially in the form of one or more permanent global Securities, in registered form substantially in the form set forth in Exhibit A, Exhibit B and Exhibit C hereto, respectively (together, the “Global Securities”), registered in the name of the nominee of The Depository Trust Company, as U.S. Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in Section 303 of the Indenture. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

SECTION 2.3    Section 1101 of the Indenture is hereby deleted in its entirety and replaced by the following Section 1101:

SECTION 1101. Optional Redemption. The Senior Notes due 2023 and/or Senior Debentures will be redeemable, in accordance with this Article Eleven, at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date on or after June 1, 2023, in the case of the Senior Notes due 2023, and on or after March 1, 2043, in the case of the Senior Debentures, to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The Company shall mail notice of any such redemption at least 30 days, but not more than 60 days, before the Redemption Date to each Holder of the Senior Notes due 2023 or Senior Debentures, as the case may be, to be redeemed.

The Senior Notes due 2018, Senior Notes due 2023 and/or Senior Debentures will be redeemable, in accordance with this Article Eleven, at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, on any date, in the case of the Senior Notes due 2018, on any date prior to June 1, 2023, in the case of the Senior Notes due 2023, and on any date prior to March 1, 2043, in the case of the Senior Debentures, at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The Make-Whole Amount with respect to such a redemption shall be calculated by an independent investment banking institution of national standing appointed by the Company. If, for purposes of calculating the Make-Whole Amount, the Reinvestment Rate shall not be available as set forth in the definition thereof, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

For purposes of this Section 1101, the term “Make-Whole Amount” means the excess, if any, of (i) the aggregate present value as of the Redemption Date of the principal being redeemed and the amount of interest (exclusive of interest accrued to the Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the respective Reinvestment Rate described below (determined on the third business day preceding the Redemption Date) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Redemption Date, over (ii) the aggregate principal amount of such Senior Notes or Senior Debentures, as the case may be.

For purposes of this Section 1101, the term “Reinvestment Rate” means (i) the arithmetic mean of the yields under the heading “Week Ending” published in the most recent Federal Reserve Statistical Release H.15 (or any comparable successor publication) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to Maturity, as of the payment date of the principal being redeemed or paid, plus (ii) 0.20%, in the case of the Senior Notes due 2018, 0.30%, in the case of the Senior Notes due 2023 or 0.35%, in the case of the Senior Debentures. If no maturity exactly corresponds to the Maturity, yields for the two published maturities most closely corresponding to the Maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated, as the case may be, on a straight-line basis, rounding to the nearest month. The most recent Federal Reserve Statistical Release H.15 published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

SECTION 2.4    Section 101 of the Indenture is hereby amended by adding the following definitions, each in appropriate alphabetical order:

“Below Investment Grade Rating Event” with respect to either series of Senior Notes or the Senior Debentures, as the case may be, means that such series of Senior Notes or the Senior Debentures become rated below Investment Grade by all of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of such series of Senior Notes or the Senior Debentures, as the case may be, is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and those of the subsidiaries of the Company, taken as a whole, to any “person” (individually and as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act), other than the Company or one of its Affiliates;

(2)	the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors;

(3)	the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (individually and as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act), other than the Company, one of its subsidiaries or Redstone Family Members, becomes the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, and following such transaction or transactions, Redstone Family Members beneficially own less than 50% of the Voting Stock of the Company, in each case, measured by voting power rather than number of shares; or

(4)	the consummation of a so-called “going private/Rule 13e-3 Transaction” that results in any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 under the Exchange Act (or any successor provision) with respect to each class of the Company’s common stock, following which Redstone Family Members beneficially own, directly or indirectly, more than 50% of the Voting Stock of the Company, measured by voting power rather than the number of shares.

As used in this definition of “Change of Control,” an “Affiliate” of the Company means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company, or directly or indirectly controlled by a Redstone Family Member, and “Voting Stock,” as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

“Change of Control Offer” has the meaning assigned in Section 1108.

“Change of Control Price” has the meaning assigned in Section 1108.

“Change of Control Repurchase Event” in respect of either series of Senior Notes or the Senior Debentures means the occurrence of both a Change of Control and a Below Investment Grade Rating Event in respect of such series of Senior Notes or the Senior Debentures.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who:

(1)	was a member of such Board of Directors on the first date that any of the Senior Notes and Senior Debentures were issued; or

(2)	was nominated for election or elected to the Board of Directors of the Company (i) with the approval of Redstone Family Members representing not less than 50% of the Voting Stock of the Company, measured by voting power rather than number of shares, or (ii) with the approval of a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of such nomination or election.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) (or, in each case, if such Rating Agency ceases to rate the relevant series of Senior Notes or the Senior Debentures, as the case may be, for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Redstone Family Members” includes only the following persons: (i) Mr. Sumner Redstone, (ii) the estate of Mr. Redstone; (iii) each descendant of Mr. Redstone or spouse or former spouse of Mr. Redstone and their respective estates, guardians, conservators or committees; (iv) any spouse or former spouse of Mr. Redstone; (v) each “Family Controlled Entity” (as defined below); and (vi) the trustees, in their respective capacities as such, of each “Family Controlled Trust” (as defined below). The term “Family Controlled Entity” means (i) any not-for-profit corporation if more than 50% of its board of directors is composed of Redstone Family Members; (ii) any other corporation if more than 50% of the value of its outstanding equity is owned by Redstone Family Members; (iii) any partnership if more than 50% of the value of its partnership interests are owned by Redstone Family Members; and (iv) any limited liability or similar company if more than 50% of the value of the company is owned by Redstone Family Members. The term “Family Controlled Trust” includes certain trusts existing on August 12, 2013 and any other trusts the primary beneficiaries of which are Redstone Family Members, spouses of Redstone Family Members and/or charitable organizations, provided that if the trust is a wholly charitable trust, more than 50% of the trustees of such trust consist of Redstone Family Members.

“Fitch” means Fitch Ratings, Ltd.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agency” means:

(1)	each of Moody’s, S&P and Fitch; and

(2)	if any of Moody’s, S&P or Fitch ceases to rate the relevant series of Senior Notes or the Senior Debentures or fails to make a rating of the relevant series of Senior Notes or the Senior Debentures, as the case may be, publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company as a replacement agency for any or all of Moody’s, S&P or Fitch, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill Financial, Inc.

SECTION 2.5    The following Section 1108 is hereby added to the Indenture:

SECTION 1108. Change of Control. (a)    Upon the occurrence of a Change of Control Repurchase Event in respect of either series of Senior Notes or the Senior Debentures, the Company shall make an offer to each holder of such series of Senior Notes and/or the Senior Debentures as to which the Change of Control Repurchase Event has occurred to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s Senior Notes and Senior Debentures pursuant to the offer described in this Section 1108 (the “Change of Control Offer”) at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Price”). Within 30 days following any Change of Control Repurchase Event in respect of the applicable Senior Notes and/or Senior Debentures or, at the option of the Company, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase the applicable Senior Notes or Senior Debentures, as the case may be, on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

(b)    The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of either series of Senior Notes or the Senior Debentures as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of either series of Senior Notes or the Senior Debentures, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of

Control Repurchase Event provisions of either series of Senior Notes or the Senior Debentures by virtue of such conflict.

(c)    On the Change of Control Repurchase Event payment date, the Company shall, to the extent lawful:

(1)	accept for payment all Senior Notes and Senior Debentures or portions of Senior Notes and Senior Debentures properly tendered pursuant to the Company’s offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Senior Notes and Senior Debentures or portions of Senior Notes and Senior Debentures properly tendered; and

(3)	deliver or cause to be delivered to the Trustee the Senior Notes and Senior Debentures properly accepted, together with an officers’ certificate stating the aggregate principal amount of the Senior Notes and Senior Debentures being purchased by the Company.

(d)    The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of Senior Notes and Senior Debentures properly tendered the purchase price for such Senior Notes and Senior Debentures, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Senior Note and/or Senior Debenture equal in principal amount to any unpurchased portion of any Senior Notes and Senior Debentures surrendered, as the case may be.

(e)    The Company shall not be required to make an offer to repurchase the Senior Notes and/or Senior Debentures subject to any Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Senior Notes and Senior Debentures properly tendered and not withdrawn under its offer.

SECTION 2.6    The following Section 305A is hereby added to the Indenture:

SECTION 305A. Book-Entry Provisions for Global Securities. (a)    Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee, as custodian for such Depositary, and (iii) bear legends as set forth on the face of the form of the Senior Note or of the form of the Senior Debenture, as applicable.

Members of, or Participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

(b)    Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Transfers of interests in one Global Security to parties who will hold the interests through the same Global Security will be effected in the ordinary way in accordance with the rules and operating procedures of the applicable Depositary. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” of Euroclear and the “General Terms and Conditions of Clearstream” and “Customer Handbook” of Clearstream shall be applicable to interests in the Global Securities that are held by Agent Members through Euroclear and Clearstream.

(c)    Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for so long as it remains such an interest.

(d)    In connection with any transfer of a portion of the interests in a Global Security to beneficial owners pursuant to paragraph (c) of this Section 305A, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the interest in such Global Security to be transferred.

(e)    In connection with the transfer of the Global Securities, in whole, to beneficial owners pursuant to paragraph (b) of this Section 305A, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation.

(f)    The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or each series of Senior Notes and the Senior Debentures.

(g)    Each series of Senior Notes and the Senior Debentures are initially solely issuable as Global Securities. Registered Securities shall be physically transferred to all beneficial owners in definitive form in exchange for their beneficial interests in a Global Security, if the Depositary with respect to such Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, as the case may be, and a successor Depositary is not appointed by the Company within 90 days of such notice.

(h)    All Senior Notes and Senior Debentures issued upon any transfer or exchange of Senior Notes and Senior Debentures shall be valid, legally enforceable obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Senior Notes and Senior Debentures surrendered upon such transfer or exchange.

SECTION 3.    THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SIXTEENTH SUPPLEMENTAL INDENTURE.

SECTION 4.    This Sixteenth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 5.    Except as herein amended with respect to each series of Senior Notes and the Senior Debentures, all applicable terms, conditions and provisions of the Indenture, as supplemented, shall continue in full force and effect and shall remain binding and enforceable in accordance with their respective terms.

SECTION 6.    The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and not of the Trustee.

IN WITNESS WHEREOF, the parties have caused this Sixteenth Supplemental Indenture to be duly executed, all as of the day and year first written above.

VIACOM INC.

By:	/s/ George S. Nelson
	Name:	George S. Nelson
	Title:	Senior Vice President and Treasurer

Signature Page to Supplemental Indenture

THE BANK OF NEW YORK MELLON

By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

Signature Page to Supplemental Indenture

EXHIBIT A TO SIXTEENTH SUPPLEMENTAL INDENTURE

Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

VIACOM INC.

2.500% Senior Note due 2018

No.	$

CUSIP: 92553P AS1

Viacom Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $         on September 1, 2018 at the office or agency of the Company referred to below, and to pay interest thereon in arrears on March 1, 2014 and semiannually thereafter, on March 1 and September 1 in each year, from August 19, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.500% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Security may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

The statements set forth in the restrictive legends above are an integral part of the terms of this Security and by acceptance hereof each holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of April 12, 2006 between the Company and The Bank of New York Mellon, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented from time to time and as further supplemented by the Sixteenth Supplemental Indenture dated as of August 19, 2013 between the Company and the

Trustee (as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 2.500% Senior Notes due 2018, initially limited in aggregate principal amount to $500,000,000. This Security is a global Security representing $         of the Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: This Security is a “book-entry” Security and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Security will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Security is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Security by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Security will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Security at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

The Securities of this series will be redeemable at any time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

In the case of any partial redemption, selection of the Securities of this series for redemption will be made by the Trustee by lot or by such other method as the Trustee in its sole discretion deems to be fair and appropriate; provided that no Securities of this series of $2,000 in principal amount or less shall be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to, and offered indemnity reasonably satisfactory to, the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

If at any time, a Depositary is unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

Unless the certificate of authentication hereon has been duly executed by or on behalf of The Bank of New York Mellon, the Trustee under the Indenture, or its successor thereunder, by the manual or facsimile signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2013	VIACOM INC.
as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of a series referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:

Authorized Signatory

Dated: August 19, 2013

EXHIBIT B TO SIXTEENTH SUPPLEMENTAL INDENTURE

Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

VIACOM INC.

4.250% Senior Note due 2023

No.	$

CUSIP: 92553P AT9

Viacom Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $         on September 1, 2023 at the office or agency of the Company referred to below, and to pay interest thereon in arrears on March 1, 2014 and semiannually thereafter, on March 1 and September 1 in each year, from August 19, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 4.250% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Security may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

The statements set forth in the restrictive legends above are an integral part of the terms of this Security and by acceptance hereof each holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of April 12, 2006 between the Company and The Bank of New York Mellon, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented from time to time and as further supplemented by the Sixteenth Supplemental Indenture dated as of August 19, 2013 between the Company and the

Trustee (as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 4.250% Senior Notes due 2023, initially limited in aggregate principal amount to $1,250,000,000. This Security is a global Security representing $             of the Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: This Security is a “book-entry” Security and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Security will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Security is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Security by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Security will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Security at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

The Securities of this series will be redeemable at any time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to June 1, 2023 at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

The Securities of this series will be redeemable at any time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date on or after June 1, 2023 to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

In the case of any partial redemption, selection of the Securities of this series for redemption will be made by the Trustee by lot or by such other method as the Trustee in its sole discretion deems to be fair and appropriate; provided that no Securities of this series of $2,000 in principal amount or less shall be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to, and offered indemnity reasonably satisfactory to, the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

If at any time, a Depositary is unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

Unless the certificate of authentication hereon has been duly executed by or on behalf of The Bank of New York Mellon, the Trustee under the Indenture, or its successor thereunder, by the manual or facsimile signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2013	VIACOM INC.
as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of a series referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:

Authorized Signatory

Dated: August 19, 2013

EXHIBIT C TO SIXTEENTH SUPPLEMENTAL INDENTURE

Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

VIACOM INC.

5.850% Senior Debenture due 2043

No.	$

CUSIP: 92553P AU6

Viacom Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $         on September 1, 2043 at the office or agency of the Company referred to below, and to pay interest thereon in arrears on March 1, 2014 and semiannually thereafter, on March 1 and September 1 in each year, from August 19, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 5.850% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on this Security may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

The statements set forth in the restrictive legends above are an integral part of the terms of this Security and by acceptance hereof each holder of this Security agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of April 12, 2006 between the Company and The Bank of New York Mellon, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as supplemented from time to time and as further supplemented by the Sixteenth Supplemental Indenture dated as of August 19, 2013 between the Company and the

Trustee (as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 5.850% Senior Debentures due 2043, initially limited in aggregate principal amount to $1,250,000,000. This Security is a global Security representing $         of the Securities. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: This Security is a “book-entry” Security and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Security will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Security is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Security by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Security will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Security at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

The Securities of this series will be redeemable at any time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date prior to March 1, 2043 at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

The Securities of this series will be redeemable at any time, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice, on any date on or after March 1, 2043 to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

In the case of any partial redemption, selection of the Securities of this series for redemption will be made by the Trustee by lot or by such other method as the Trustee in its sole discretion deems to be fair and appropriate; provided that no Securities of this series of $2,000 in principal amount or less shall be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security.

INCLUDE IF SECURITY IS A GLOBAL SECURITY: In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to, and offered indemnity reasonably satisfactory to, the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

If at any time, a Depositary is unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

Unless the certificate of authentication hereon has been duly executed by or on behalf of The Bank of New York Mellon, the Trustee under the Indenture, or its successor thereunder, by the manual or facsimile signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2013	VIACOM INC.
as Issuer

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of a series referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
as Trustee

By:

Authorized Signatory

Dated: August 19, 2013